UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2024

SOUTHLAND HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	87-1783910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Kubota Drive

Grapevine, TX 76051

(Address of Principal Executive Offices) (Zip Code)

(817) 293-4263

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLND	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	SLND WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2024, the Board of Directors (the “Board”) of Southland Holdings, Inc. (the “Company”) approved several compensation matters applicable to the Company’s named executive officers (“NEOs”), as described below.

NEOs Compensation Arrangements

The Board approved the following market adjustments to the compensation arrangements of the Company’s NEOs after consultation with an independent third party. Certain NEOs received adjustments to base compensation. All of the NEOs’ incentive compensation is subject to the terms of the Company’s Short-Term Incentive Plan (“STIP”) and Long-Term Incentive Plan (“LTIP”) and corresponding award agreements (as applicable).

The STIP includes a cash target between 75% and 100% of base salary depending on the NEO’s position. 70% of the STIP is based on certain performance metrics and 30% is discretionary. The NEOs can earn anywhere between 0% and 165% of their STIP target, based on Company and individual performance.

The LTIP includes an equity target between 85% and 200% of base salary depending on the NEO’s position. 50% of the LTIP will be granted in the form of time-based Restricted Stock Units (“RSUs”). The remaining 50% of the LTIP will be granted in the form of Performance Stock Units (“PSUs”) that will vest upon the attainment of certain Adjusted EBITDA results.

Restricted Stock Units (“RSUs”)

The time-based RSUs are scheduled to vest in equal annual installments on each of the first three anniversaries of June 25, 2024, subject to the NEOs’ continued employment through the applicable vesting date.

On June 25, 2024, the Board approved an award of time-based RSUs to the NEOs in the following dollar amounts and number of RSUs: Frank Renda – $750,000 or 166,298 RSUs; Tim Winn – $212,500 or 47,118 RSUs; Rudy Renda – $212,500 or 47,118 RSUs; and Cody Gallarda– $200,000 or 44,346 RSUs.

Performance Stock Units (“PSUs”)

The PSUs will vest based on the achievement of performance criteria over a three-year performance period from January 1, 2024, through December 31, 2026 (the “Performance Period”). One-third of the PSUs are subject to vesting each fiscal year during the Performance Period, and the specific number of PSUs that vest will be based on performance during such fiscal year. The PSUs will vest, if at all, based on achievement of certain Adjusted EBITDA metrics as established by the Board for each fiscal year during the Performance Period. The NEOs may vest in between 0% and 150% of their awarded PSUs.

On June 25, 2024, the Board approved an award of PSUs to the NEOs in the following dollar amounts and number of PSUs, which assumes that the target level of performance is achieved (with the actual number of shares to be earned based on the actual achievement of the performance criteria described above): Frank Renda – $750,000 or 166,298 PSUs; Tim Winn – $212,500 or 47,118 PSUs; Rudy Renda – $212,500 or 47,118 PSUs; and Cody Gallarda – $200,000 or 44,346 PSUs. PSUs vest on the date following the performance period on which the Board certifies the extent to which the performance criteria have been achieved (the “Certification Date”), subject to the NEO’s continued employment through such Certification Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2024	SOUTHLAND HOLDINGS, INC.

	By:	/s/ Frank S. Renda
Name: Frank S. Renda
Title: President and Chief Executive Officer

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